DRRA
                 [LOGO OF DURA AUTOMOTIVE SYSTEMS, INC.]

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                               CUSIP 265903 10 4
SEE REVERSE SIDE FOR
CERTAIN DEFINITIONS


This Certifies that






is the registered holder of


  FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS A COMMON STOCK OF THE PAR
                              VALUE $.01 EACH OF

                         DURA AUTOMOTIVE SYSTEMS, INC.

transferable on the books of Dura Automotive Systems, Inc. by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented are issued and shall be subject to all of the provisions of the Articles of Incorporation and the By-laws of Dura Automotive Systems, Inc., and all amendments thereto, copies of which are on file with the Transfer Agent. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.


WITNESS the facsimile seal of the Dura Automotive Systems, Inc. and the facsimile signatures of its duly authorized officers.

Dated:

          /s/ David Bovee                                  /s/ Karl F. Storrie
          -------------------                              -------------------
          David Bovee                                      Karl F. Storrie
          Assistant Secretary                              President




                    [SEAL OF DURA AUTOMOTIVE SYSTEMS, INC.]




                     COUNTERSIGNED:  FIRSTAR TRUST COMPANY
                                       (Milwaukee, Wisconsin)
                     BY                TRANSFER AGENT and REGISTRAR

                     ----------------------------------------------
                                               AUTHORIZED SIGNATURE



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     The Company will furnish without charge to each stockholder who so requests a statement of the rights, privileges, restrictions, voting powers, limitations and qualifications of the several classes of stock of the company. Requests may be directed to the Assistant Secretary of Dura Automotive Systems, Inc., 2791 Research Drive, Rochester Hills, Michigan 48309.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

                                   UNIF GIFT MIN ACT _______ CUSTODIAN ________
                                                      (Cust)            (Minor)
                                      Under Uniform Gift to Minors

                                                   Act -
     TEN COM - as tenants in common                      ---------------
                                                             (State)
     TEN ENT - as tenants by the entireties

     JT TEN - as joint tenants with right of survivorship and not as tenants in common


                                   UNIF TRANS MIN ACT ______ Custodian ________
                                                      (Cust)            (Minor)
                                              Under Uniform Transfers to Minors


                                               Act -
                                                     ---------------
                                                         (State)

    Additional abbreviations also may be used though not in the above list.

      For Value Received,__________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

- --------------------------------------

- --------------------------------------

- -------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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_________________________________________________________________________Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

____________________________________________________________________as Attorney,
to transfer the said shares on the books of the within named corporation with full power of substitution in the premises.

Date
    ----------------        ----------------------------------------------
                            SIGNATURE

                    NOTICE THE SIGNATURE TO THIS ASSIGNMENT MUST CORRE-SPOND WITH THE NAME AS WRITTEN UPON THE FACE
                            OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHAT-EVER.